UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 7, 2006

                              MOLDFLOW CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     000-30027                  04-3406763
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

      492 Old Connecticut Path, Framingham, MA                       01701
      (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (508) 358-5848


          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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       Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant

(a)  Previous Independent Registered Public Accounting Firm

     On March 7, 2006, Moldflow Corporation (the "Company") dismissed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the Company's independent registered public accounting firm. The Company's Audit Committee participated in and approved the decision to change its independent registered public accounting firm.

     The reports of PricewaterhouseCoopers on the financial statements of the Company as of and for the years ended June 30, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     During the years ended June 30, 2005 and 2004 and through March 7, 2006, there have been no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused them to make reference thereto in their reports on the financial statements of the Company for such years.

     During the years ended June 30, 2005 and 2004 and through March 7, 2006, there have been no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-K).

     The Company furnished a copy of this Current Report on Form 8-K to PricewaterhouseCoopers and requested that PricewaterhouseCoopers furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 9, 2006, is filed as Exhibit 16.1 to this Form 8-K.

(b)  New Independent Registered Public Accounting Firm

     On March 9, 2006, the Audit Committee of the Board of Directors of the Company engaged Grant Thornton LLP ("Grant Thornton") as its new independent registered public accounting firm to audit the Company's financial statements for the year ending June 30, 2006. The Company's decision to engage Grant Thornton as its independent registered public accounting firm was the result of a competitive selection process involving several accounting firms.

     Prior to the engagement of Grant Thornton, neither the Company nor anyone on behalf of the Company consulted with Grant Thornton during the Company's two most recent fiscal years and through March 9, 2006, in any manner regarding: (A) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report provided to the Company nor was oral advice provided that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (B) the subject of either a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

     The Company issued a press release on March 10, 2006 disclosing these events, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits.

     Exhibit 16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated March 9, 2006.

     Exhibit 99.1    Press Release of Moldflow Corporation dated March 10, 2006.

     The Exhibits attached to this Current Report on Form 8-K are incorporated by reference into Item 4.01 of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such any such filing.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 10, 2006                         MOLDFLOW CORPORATION


                                             By: /s/ Christopher L. Gorgone
                                                 -------------------------------
                                                 Christopher L. Gorgone
                                                 Executive Vice President, Chief
                                                 Financial Officer and Treasurer


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                                  EXHIBIT INDEX

Exhibit 16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated March 9, 2006.

Exhibit 99.1        Press Release of Moldflow Corporation dated March 10, 2006.

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